CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Exhibit 10.32

THIRD AMENDMENT TO MASTER REPURCHASE AGREEMENT

Dated as of September 19, 2019

Between:

AMERIHOME MORTGAGE COMPANY, LLC, as Seller

and

JPMORGAN CHASE BANK, N.A., as Buyer

1.                                      THIS AMENDMENT

The Parties agree hereby to amend the Master Repurchase Agreement dated August 17, 2017 between AmeriHome Mortgage Company, LLC and JPMorgan Chase Bank, N.A. (the “Original MRA,” as amended by the First Amendment to Master Repurchase Agreement dated July 2, 2018, and the Second Amendment to Master Repurchase Agreement dated September 20, 2018 (the “Amended MRA”) and as amended hereby and supplemented, further amended or restated hereafter from time to time, the “MRA”) to extend the latest Termination Date, revise the form of the Compliance Certificate and update Seller’s notices address, and they hereby further amend the Amended MRA as follows.

All capitalized terms used in the Amended MRA and used, but not defined differently, in this amendment (the “Third Amendment to MRA” or within itself only, this “Amendment”) have the same meanings here as there.

The Sections of this Amendment are numbered to correspond with the numbers of the Sections of the Amended MRA amended hereby.

2.                                      Definitions; Interpretation

(a)                                 Definitions

The following definitions are amended to read as follows:

“Termination Date” means the earliest of (i) the Business Day, if any, that Seller or Buyer designates as the Termination Date by written notice given to the other Party at least [***] days before such date, (ii) the Business Day, if any, that Buyer designates as the Termination Date by written notice given to Seller at any time after [***] days shall have elapsed after any Change in Control, (iii) the date of declaration of the Termination Date pursuant to Section 12(b)(i), and (iv) September 17, 2020.

Exhibit B

The third grammatical sentence of Exhibit B, Section (m) of the MRA is hereby amended to read as follows:

Principal payments on the Mortgage Loan commenced or will commence no more than [***] days after the proceeds of the Mortgage Loan were disbursed.

(The remainder of this page is intentionally blank; counterpart signature pages follow)

As amended hereby, the MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.

By:
Carolyn W. Johnson
Authorized Officer

AMERIHOME MORTGAGE COMPANY, LLC

By:
Name:
Title:

Signature page to Third Amendment to Master Repurchase Agreement between JPMorgan
Chase Bank, NA. and Amerihome Mortgage Company LLC